Exhibit 10.4 IN ACCORDANCE WITH ITEM 601(b) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION (THE “CONFIDENTIAL INFORMATION”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS OF THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THE CONFIDENTIAL INFORMATION IS DENOTED HEREIN BY [*****]. November 20, 2024 Kristin Hill Group Vice President, Cisco Business Segment ScanSource, Inc. 6 Logue Court Greenville, South Carolina 29615 Delivered via email to kristin.hill@scansource.com RE: Contractual Discount for Certain Cisco Products Sold by Reseller via Microsoft.com Dear Ms. Hill: The purpose of this letter agreement (“Letter Agreement”) is to set forth the understanding of ScanSource, Inc., a South Carolina corporation with a place of business at 6 Logue Court, Greenville, South Carolina 29615 (“Distributor”) and Cisco Systems, Inc., a Delaware corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA 95134, United States of America (“Cisco”) with regard to a contractual discount for certain Cisco products sold by reseller via Microsoft.com. This Letter Agreement will be governed by and is subject to the terms and conditions in Cisco’s Policy Regarding Distributor Returns of Certain Cisco Products Sold by Reseller via Microsoft.com as described in Exhibit A (the “Policy”) and the Nonexclusive Value Added Distributor Agreement dated January 22, 2007, as amended (“Agreement”). In the event of a conflict between this Letter Agreement and the Policy or Agreement, this Letter Agreement shall control. For purposes of this Letter Agreement only, the parties agree as follows: 1. The Eligible Products (as defined in the Policy) listed in Exhibit B attached hereto and distributed to the Authorized Channel (as defined in the Policy) for resale to end customers via Microsoft.com will be provided to Distributor at a discount off Cisco’s Global Price List for the relevant region as described in Exhibit B (the “Discount”). The Discount will only apply if the end customer order includes no more than two (2) units per Eligible Product. 2. This Letter Agreement is effective as of the date of last signature and will continue until July 26, 2025 (the “Term”). Cisco has the right to modify or terminate this Letter Agreement for any reason at any time during the Term via email or via written notice. 3. This Letter Agreement constitutes the entire agreement among the parties concerning the subject matter and replaces any prior oral or written communications between the parties, all of which are excluded. There are no conditions, understandings, agreements, representations or warranties, expressed or implied, that are not specified herein. This Letter Agreement may be modified only by a written document executed by the parties hereto. 4. This Letter Agreement may be executed in one or more counterparts, each of which when so executed and delivered will be an original and all of which together will constitute one and the same instrument. Facsimile signatures and electronic signatures will be deemed to be equivalent to original signatures for purposes of this Letter Agreement. Cisco Confidential

Cisco Confidential The parties have caused this Letter Agreement to be duly executed. Each party represents that its respective signatories whose signatures appear below have been, and are on the date of signature, duly authorized to execute this Letter Agreement. ScanSource, Inc. Cisco Systems, Inc. (“Distributor”) /s/ Kristin Hill (“CSI”) /s/ Jennifer Baenziger Authorized Signature Kristin Hill Authorized Signature Jenn Baenziger Print Name Group Vice President Print Name Authorized Signatory Title December 2, 2024 Title December 10, 2024 Date Date Cisco Confidential

Cisco Confidential Exhibit A Policy Regarding Distributor Returns of Certain Cisco Products Sold by Reseller via Microsoft.com Purpose Cisco is implementing this policy specific to Distributor’s distribution of certain Eligible Products (as defined below) to an Authorized Channel (as defined below) for resale to end customers via Microsoft.com (the “Platform”). The purpose of the policy is to ensure that Distributor can leverage Cisco’s Return Materials Authorization (RMA) process to return Eligible Products for any reason for a period of 40 days following the end customer’s purchase date, as described in more detail below. Distributor Eligibility This policy is applicable to the distribution of Eligible Products by ScanSource, Inc. (“Distributor”) to [*****] (“Authorized Channel”) for resale to end customers. Modification or Termination of the Policy Cisco may modify or terminate the policy with at least 15 days’ notice to Distributor via email. Territory The policy applies to Distributor only in the United States. Nothing in this policy is intended to extend Distributor’s Territory (as defined in the Agreement). Requirements/Process Returns subject to this policy must meet the following requirements:  Only the Eligible Products distributed by Distributor to Authorized Channel and sold by Authorized Channel to end customers via the Platform are eligible for return under this policy.  The RMA request must be initiated no more than 40 days following the date on which the end customer purchased the Eligible Product, as identified on the relevant point-of-sale reporting provided to Cisco.  Cisco reserves the right to deny, in its sole discretion, any RMA request that exceeds $5,000 USD in the aggregate.  Distributor must initiate the request via Cisco’s standard RMA procedure using Cisco’s RMA request tool and must select a Reason Code as indicated in Diagram 1 below and must flag the return as “Microsoft Return” under “Additional Return Notes” as indicated in Diagram 2 below. Cisco Confidential

Cisco Confidential Diagram 1 Diagram 2 Issuance of Credits For returns of Eligible Products meeting the eligibility criteria described above, Cisco will issue a credit memo to Distributor for the net amount Distributor paid Cisco for the Eligible Product as listed on the applicable sales order, and no restocking fees will apply. Each credit memo will be issued in the currency of the Cisco Price List applicable to Distributor’s ordering profile. Cisco Confidential

Cisco Confidential Eligible Products Only the following Cisco products (“Eligible Products”) sold via the Platform are eligible for return under this policy: SKU CD-DSKCAM-P-US CD-DSKCAM-C-US CD-DSKCAM-P-WW CD-DSKCAM-C-WW HS-W-321Q-C-USB HS-W-322Q-C-USB HS-W-321Q-C-USBC HS-W-322Q-C-USBC HS-WL-721Q-BUNA-C HS-WL-722Q-BUNA-C CS-BAR-T-C-K9 CS-BAR-T-K9 CS-BARPRO-C-K9 CS-BARPRO-K9 CS-BRDP55-K9 CS-BRDP75-K9 CS-DESKPRO-K9 CS-T10-TS-L-K9= CS-T10-WM-L-K9= CS-KITPRO-C-K9 CS-KITPRO-K9 CS-KIT-EQ-C-K9 CS-KIT-EQ-K9 CS-KIT-EQX-C-K9 CS-KIT-EQX-K9 Cisco Confidential

Cisco Confidential General Terms Except as described in this Policy, all Distributor returns are subject to Cisco’s standard RMA policy. Cisco will have the right to audit Distributor’s sales to ensure compliance with the intent of the policy. Cisco reserves the right to refuse any credit requests for RMAs relating to non-compliant sales. The data and information contained in Cisco’s systems and tools will be the single source of truth for determining Distributor’s eligibility to receive credits under this policy. Distributor is free to determine their minimum resale prices unilaterally. Distributor is responsible for understanding and complying with all federal, state, and local government rules regarding acceptance of credits. Cisco Confidential

Cisco Confidential Exhibit B Eligible Products Discount off Global Price List US Availability (USD) CS-DESKPRO-K9 [*****] CS-BAR-T-K9 [*****] CS-BAR-T-C-K9 [*****] CS-BARPRO-K9 [*****] CS-BARPRO-C-K9 [*****] CS-BRDP55-K9 [*****] CS-BRDP75-K9 [*****] Cisco Confidential